KINGOLD JEWELRY, INC.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is dated as of December 29, 2011, by and between Kingold Jewelry, Inc., a Delaware corporation (the “Company”), and the undersigned subscriber (the “Subscriber”).

BACKGROUND

WHEREAS, on August 15, 2011, Mr. Yang Wen purchased in a transaction a 4.17% equity interest in Wuhan Kingold Jewelry Company Limited (“Wuhan Kingold”) for the aggregate purchase price of RMB 30 million (approximately $4.8 million);

WHEREAS, on or about October 20, 2011, Mr. Yang Wen became party to the following variable interest agreements between Wuhan Kingold and Wuhan Vogue-Show Jewelry Co., Limited: (i) the Shareholders’ Voting Proxy Agreement; (ii) the Purchase Option Agreement, and (iii) the Pledge of Equity Agreement (collectively, the “VIE Agreements”);

WHEREAS, the Company has directly and indirectly benefited from the Subscriber’s entry into VIE Agreements, and pursuant to the VIE Agreements, the Company now indirectly controls 100% of Wuhan Kingold;

WHEREAS, the Company has agreed to remunerate Mr. Yang Wen for bestowing a benefit on the Company;

WHEREAS, Mr. Yang Wen has directed the Company to issue the Shares (as defined below) on his behalf to his controlled company, Hai Gao Holdings Limited, a company incorporated in the British Virgin Islands; and

WHEREAS, the Company has agreed to issue to the Subscriber the Shares, subject to the execution of this Subscription Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:

1.           Agreed Subscription.  The Subscriber hereby subscribes for 2,783,527 shares (the “Shares”) of common stock, $0.001 par value (“Common Stock”), of the Company, and the Company, in consideration of Mr. Yang Wen’s entry into the VIE Agreements, among other consideration, hereby agrees to issue the Shares to the Subscriber.

2.           Acknowledgements of Subscriber.  The Subscriber understands and agrees that an investment in the Shares is not a liquid investment.  In particular and in addition to the representations in Section 3 hereof, the Subscriber recognizes, acknowledges and agrees that the Subscriber must bear the economic risk of an investment in the Shares for an indefinite period of time, until such Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from registration is available.  The Company has agreed to register the resale of the Shares by the Subscriber under the Securities Act in accordance with the terms provided in Section 6 below.

3.           Subscriber’s Representations and Warranties.  The Subscriber hereby represents, warrants and/or acknowledges to the Company that:

3.1           The Subscriber has carefully reviewed and understands the risks of, and other considerations relating to, ownership of the Shares.

3.2           The Subscriber has been afforded the opportunity to obtain all the information necessary to verify the accuracy of any representations or information and has had all of their inquiries to the Company answered in full.

3.3           The Subscriber is acquiring the Shares for which it hereby subscribes as a principal for its own investment account, and not with a view to the resale or distribution of all or any part thereof.  The Subscriber is not purchasing the Shares for the account or on behalf of any U.S. Person (which, for the purposes of this Subscription Agreement, shall have the definition ascribed thereto in Regulation S promulgated under the Securities Act (“Regulation S”)).

3.4           The offer of the Shares to the Subscriber was not made by any public or general means or pursuant to any public or general solicitation.

3.5           The Subscriber is an accredited investor, as defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act.

3.6           The Subscriber has evaluated the risks of owning Shares of the Company and has substantial experience in making investment decisions of this type or is relying on its professional advisors, if applicable, in making this investment decision.   The Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks (including, without limitation, the risks described in Section 2 and 3.7 herein) of the Subscriber’s investment and is able to bear such risks, and has obtained, in the Subscriber’s judgment, sufficient information from the Company or its authorized representatives to evaluate the merits and risks of such investment.  The Subscriber has evaluated the risks of investing in the Company and has determined that an investment in the Company is a suitable investment for the Subscriber.

3.7           The Subscriber understands the fundamental aspects of and risks involved in an investment in the Shares, including, but not limited to, (1) the speculative nature of the investment, (2) the financial hazards involved, including the risk of losing the entire investment, and (3) the lack of liquidity and the restrictions on transferability of the Shares, until the resale of the Shares is registered.  The Subscriber acknowledges that these risk factors have been explained to the Subscriber and that the Subscriber has carefully considered them in making its evaluation of the merits of this investment.  Other risk factors, included but are not limited to, those discussed in the section entitled “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on March 31, 2011 and in our most recent Quarterly Report on Form 10-Q, which are incorporated herein by reference in its entirety, as well as any amendment or update thereto reflected in subsequent filings with the Securities and Exchange Commission (“SEC”).

3.8           The Subscriber is not a U.S. Person, was not formed under the laws of any United States jurisdiction and was not formed for the purpose of investing in securities not registered under the Securities Act.

3.9           The Subscriber has not made any pre-arrangement to transfer any of the Shares to a U.S. Person or to return any of the Shares to the United States securities markets (which includes short sales and hedging transactions in the United States within the periods restricted under Regulation S (the “Restricted Periods”) to be covered by delivery of any of the Shares) and is not acquiring the Shares as part of any plan or scheme to evade the registration requirements of the Securities Act.

3.10           The Subscriber acknowledges and understands that all offers and sales of any of the Shares by it in the United States or to U.S. Persons or otherwise, whether prior to the expiration or after the expiration of the Restricted Periods, shall be made only pursuant to a registration of the resale of such Shares under the Securities Act or an exemption from registration requirements of the Securities Act.

3.11           The Subscriber has not engaged in any “directed selling efforts” (as defined in Regulation S) in the United States regarding any of the Shares, nor has it engaged in any act intended to or that reasonably might have the effect of preconditioning the U.S. market for the resale of any of the Shares.

3.12           The Subscriber is not a “distributor” as defined in Regulation S and is not an officer, director or “affiliate” (as that term is defined in Rule 405 under the Securities Act) of the Company or an “underwriter” or “dealer” (as such terms are defined in the federal securities laws of the United States).

3.13           The Subscriber does not have a short position in, or other hedged position with respect to, the Shares or any other shares of the Common Stock and will not have a short position in, or other hedged position with respect to, such securities at any time prior to the expiration of the Restricted Periods.

3.14           The Subscriber is (1) authorized and otherwise duly qualified to purchase and hold the Shares, (2) has its principal place of business at its address set forth on the Subscription Agreement Signature Page hereof, and (3) has not been formed for the specific purpose of acquiring the Shares.  The person executing this Subscription Agreement and all other documents related to the sale of the Shares hereby represents that he is duly authorized to execute and deliver all such documents on behalf of the Subscriber.

3.15           All of the information that the Subscriber has heretofore furnished to the Company, or that is set forth herein with respect to itself, its financial position, and its business and investment experience, is correct and complete as of the date hereof, and, if there should be any material change in such information prior to the closing of the sale of Shares, the Subscriber will immediately furnish the revised or corrected information to the Company.

3.16           The Subscriber consents to the placement of a legend on any certificate(s) or other document evidencing the Shares that the sale of such securities has not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale thereof, until such time as the Shares are registered.  The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities.

3.17           The Subscriber acknowledges it is aware of and agrees to comply with the Securities Exchange Act of 1934, as amended, including Section 13 thereunder, pertaining to its holding of the Shares.

4.           Survival.  The foregoing representations are true and accurate as of the date hereof, shall be true and accurate as of the date of the closing of the sale of the Shares (the “Closing”) and shall survive such Closing.  If, in any respect, such representations shall not be true and accurate prior to or upon the Closing of this offering, the Subscriber shall give written notice of such fact to the Company, specifying which representations are not true and accurate and the reasons therefor.

5.           Indemnification.  The Subscriber agrees to indemnify and hold harmless the Company and its affiliates, and each of the officers, directors, partners and shareholders of each, from and against any loss, damage or liability due to or arising out of: (i) a breach of any of the foregoing representations made by the Subscriber herein; (ii) any and all claims, actions or matters having to do with the lack of registration of the Shares; (iii) any and all claims or actions which are related to or caused by the Subscriber’s failure to fulfill any of the terms and conditions of this Subscription Agreement or by reason of Subscriber’s breach of any of the representations, warranties and covenants of Subscriber contained herein; and (iv) any and all claims or actions which arise out of or are based upon the Subscriber providing material misstatements of facts, misleading or false information to the Company, or failing to disclose material facts in this Subscription Agreement or otherwise in connection with the issuance of the Shares of registration of.

6.           Registration Rights.  The Company agrees to use its commercially reasonable efforts to prepare and file with the SEC as soon as reasonably practicable a registration statement on Form S-3, pursuant to the Securities Act, covering the resale of all or such portion of the Shares (the “Registration Statement”) as permitted by SEC Guidance (as defined below).  Subject to the terms of this Subscription Agreement, the Company shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until the Shares covered by the Registration Statement have been sold by the Subscriber.  For the purposes of this Section 7, “SEC Guidance” means: (i) any publicly-available written or oral guidance, comments, requirements or requests of the staff of the SEC; and (ii) the Securities Act.

7.           Legends.

THE SUBSCRIBER SHOULD MAKE ITS OWN DECISION WHETHER THIS INVESTMENT MEETS ITS INVESTMENT OBJECTIVES AND RISK TOLERANCE LEVEL.  THE SUBSCRIBER SHOULD BE AWARE THAT IT MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD.

THE SHARES ARE BEING OFFERED AND SOLD IN RELIANCE ON AN EXEMPTION OR EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE SECURITIES LAWS OF THOSE STATES IN WHICH OFFERS ARE MADE.  THE SHARES ARE BEING OFFERED TO SUBSCRIBER WHOM THE COMPANY BELIEVES IS AN “ACCREDITED INVESTORS” AS THAT TERM IS DEFINED IN RULE 501(A) OF REGULATION D OF THE SECURITIES ACT.  THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREUNDER. THE SUBSCRIBER AGREES THAT NO HEDGING TRANSACTION INVOLVING SUCH SHARES IS PERMITTED TO BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

8.           Notice.  All notices or other communications given or made under this Subscription Agreement shall be in writing and shall be (a) personally delivered, or (b) sent by certified mail, return receipt requested, postage prepaid or by reputable overnight courier providing a receipt against delivery.  Such notices or other communications shall be delivered or sent to the Subscriber at its address set forth on the signature page hereof, and to the Company at Kingold Jewelry, Inc., 15 Huangpu Science and Technology Park, Jiang’an District, Wuhan, Hubei Province, PRC 430023, Attention: Bin Liu, CFO, with a copy (which shall not constitute notice) to: Reed Smith LLP, 599 Lexington Avenue, New York, New York 10022, Attention: Yvan Claude J. Pierre, Esq., facsimile: (212) 521-5450, e-mail: ypierre@reedsmith.com, or in either case to such other address as either party may from time to time duly specify by notice given to the other party in the manner specified above.

9.           Assignment.  This subscription is not transferable or assignable by the Subscriber.

10.        Binding Effect.  This subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the Subscriber.

11.         Governing Law; Waiver of Jury Trial.  THIS SUBSCRIPTION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.   EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS FOR SUCH NOTICES TO IT UNDER SUBSCRIPTION AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

12.           Severability.  In the event that any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

13.           Entire Agreement.   This Subscription Agreement constitutes the entire understanding among the parties with respect to the subject matter hereof, and supersedes any prior understanding and/or written or oral agreements among them.  This Subscription Agreement may not be changed or modified, except by an agreement in writing signed by each of the parties hereto.

14.           Counterparts.  This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

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KINGOLD JEWELRY, INC.

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE

The Subscriber hereby subscribes for the Common Stock set forth below issued by Kingold Jewelry, Inc., a corporation organized under the laws of the State of Delaware.

1.           Dated:  December 21, 2011

3.           2,783,527 shares of Common Stock

SUBSCRIBER:

HAI GAO HOLDINGS LIMITED	[Please print or type all Subscriber information]
By: /s/ Yan Wen
Name: Yang Wen	Taxpayer Identification Number:
Title:

Address

No. 98 Luyushang Street
Number and Street
Tianmen City, Hubei
City State Zip Code

Subscription for Shares accepted as of

December 29, 2011

KINGOLD JEWELRY, INC.

By:	/s/ Zhihong Jia
Zhihong Jia, CEO